--------------------------------------------------------------------------------
       PROSPECTUS                                           APRIL 1, 1998

                                     COWEN
                                INCOME + GROWTH
                                   FUND, INC.

                         Financial Square  New York, NY
                     10005-3597  800-262-7116  212-495-6724

           Cowen Income + Growth Fund, Inc. is a mutual fund that seeks a high level of dividend income, to the extent consistent with prudent investment management, by investing primarily in income-producing equity securities. Capital appreciation is a secondary objective of the Fund.

           This Prospectus briefly sets forth certain information about the Fund that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. For convenience, certain terms that appear throughout this Prospectus have been abbreviated: Cowen Income + Growth Fund, Inc. will be referred to as the "Fund"; Cowen & Company, the Fund's principal underwriter, will be referred to as "Cowen"; Cowen, through its investment management division, Cowen Asset Management, will serve as the Fund's investment manager and in that capacity will be referred to as "Cowen Asset Management"; DST Systems, Inc. will serve as the Fund's transfer and dividend agent and will be referred to as "DST"; and Investors Fiduciary Trust Company, the Fund's custodian, will be referred to as "IFTC."

           Additional information about the Fund, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission ("SEC") and is available to investors without charge by calling the Fund's distributor at 800-262-7116 or 212-495-6724 or by contacting your account representative. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference into this Prospectus.

           THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                  (COWEN LOGO)
                                COWEN & COMPANY

                             principal underwriter

                                                          CIGF-1 4/98
--------------------------------------------------------------------------------

                                    CONTENTS
Financial Highlights...........................................................3
The Fund's Expenses............................................................5
Investment Objectives and Policies.............................................6
Management of the Fund.........................................................9
Net Asset Value...............................................................12
Purchase of Shares............................................................12
Redemption of Shares..........................................................17
Dividends, Distributions and Taxes............................................19
Additional Information........................................................20

                  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                  INFORMATION OR TO MAKE ANY REPRESENTATIONS
                  OTHER THAN THOSE CONTAINED IN THIS
                  PROSPECTUS. THE STATEMENT OF ADDITIONAL
                  INFORMATION OR THE FUND'S OFFICIAL SALES
                  LITERATURE IN CONNECTION WITH THE OFFERING
                  OF THE FUND'S SHARES AND, IF GIVEN OR MADE,
                  SUCH OTHER INFORMATION OR REPRESENTATIONS
                  MUST NOT BE RELIED ON AS HAVING BEEN
                  AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES
                  NOT CONSTITUTE AN OFFER IN ANY STATE IN
                  WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER
                  MAY NOT LAWFULLY BE MADE.

                              FINANCIAL HIGHLIGHTS

    The following table has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report thereon for each of the two years in the period ended July 31, 1994, for the four months ended November 30, 1994 and for each of the three years in the period ended November 30, 1997 appears in the Fund's annual report to shareholders, which is incorporated by reference in the Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes which also appear in the Fund's annual report to shareholders as of November 30, 1997. The information appearing herein for each of the periods prior to July 31, 1993, also has been audited by Ernst & Young LLP, whose report thereon was unqualified.

                                                                           Class A
                                     -----------------------------------------------------------------------------------
                                                                            Four Months
                                           Years Ended Nov. 30,                Ended            Years Ended July 31,
                                     ---------------------------------       Nov. 30,        ---------------------------
                                      1997         1996         1995           1994           1994     1993      1992
                                      ----         ----         ----        -----------       ----     ----      ----
Net Asset Value,
 Beginning of Period...............  $ 14.40      $ 13.19      $ 10.62        $ 11.06        $ 12.97  $ 12.85   $ 11.30
                                     -------      -------      -------        -------        -------  -------   -------
Income from Investment Operations:
 Net Investment Income.............      .36          .48          .51            .19            .52      .48       .46
 Net Realized and Unrealized Gains
   (Losses) on Investments.........     1.97         1.74         2.54           (.50)          (.44)     .68      1.57
                                     -------      -------      -------        -------        -------  -------   -------
 Net from Investment Operations....     2.33         2.22         3.05           (.31)           .08     1.16      2.03
                                     -------      -------      -------        -------        -------  -------   -------
Less Distributions:
 Dividends from Net Investment
   Income..........................     (.36)        (.52)        (.48)          (.13)          (.52)    (.49)     (.48)
 Distributions from Net Realized
   Gains on Investments............    (1.82)        (.49)       --            --              (1.47)    (.55)    --
                                     -------      -------      -------        -------        -------  -------   -------
 Total Distributions...............    (2.18)       (1.01)        (.48)          (.13)         (1.99)   (1.04)     (.48)
                                     -------      -------      -------        -------        -------  -------   -------
Net Asset Value,
 End of Period.....................  $ 14.55      $ 14.40      $ 13.19        $ 10.62        $ 11.06  $ 12.97   $ 12.85
                                     =======      =======      =======        =======        =======  =======   =======
Total Return(3)....................    19.21%       17.86%       29.50%         (8.50%)(1)       .28%    9.45%    18.49%
Ratios/Supplemental Data Net Assets
 (000 omitted).....................  $55,383      $52,502      $49,298        $32,104        $34,722  $35,016   $32,956
 Ratio of Expenses to Average Net
   Assets..........................     1.21%        1.24%        1.31%           .47%(2)       1.26%    1.33%     2.02%
 Ratio of Net Investment Income to
   Average Net Assets..............     2.65%        3.56%        4.29%          1.65%(2)       4.32%    3.74%     3.84%
 Decrease Reflected in Above
   Expense Ratios Due to Expense
   Reimbursements/ Waivers.........      .14%         .15%         .19%           .07%(2)        .04%   --        --
 Portfolio Turnover Rate...........       75%          79%          72%            31%            76%      62%       73%
Average commission rate paid(4)....  $ .0600      $ .0612      $ .0596

                                                   Class A
                                     ------------------------------------

                                             Years Ended July 31,
                                     ------------------------------------
                                      1991     1990      1989      1988
                                      ----     ----      ----      ----
Net Asset Value,
 Beginning of Period...............  $ 10.59  $ 11.91   $  9.66   $ 10.70
                                     -------  -------   -------   -------
Income from Investment Operations:
 Net Investment Income.............      .44      .47       .42       .45
 Net Realized and Unrealized Gains
   (Losses) on Investments.........      .72     (.85)     2.26      (.78)
                                     -------  -------   -------   -------
 Net from Investment Operations....     1.16     (.38)     2.68      (.33)
                                     -------  -------   -------   -------
Less Distributions:
 Dividends from Net Investment
   Income..........................     (.44)    (.47)     (.43)     (.45)
 Distributions from Net Realized
   Gains on Investments............     (.01)    (.47)    --         (.26)
                                     -------  -------   -------   -------
 Total Distributions...............     (.45)    (.94)     (.43)     (.71)
                                     -------  -------   -------   -------
Net Asset Value,
 End of Period.....................  $ 11.30  $ 10.59   $ 11.91   $  9.66
                                     =======  =======   =======   =======
Total Return(3)....................    11.40%   (3.51%)   28.50%    (3.09%)
Ratios/Supplemental Data Net Assets
 (000 omitted).....................  $32,098  $40,647   $47,260   $30,517
 Ratio of Expenses to Average Net
   Assets..........................     2.26%    2.04%     2.05%     2.21%
 Ratio of Net Investment Income to
   Average Net Assets..............     4.07%    4.13%     4.03%     4.64%
 Decrease Reflected in Above
   Expense Ratios Due to Expense
   Reimbursements/ Waivers.........    --       --        --        --
 Portfolio Turnover Rate...........       41%      21%       35%       26%
Average commission rate paid(4)....

---------------
(1) Annualized.
(2) Not annualized.
(3) Exclusive of sales charges.
(4) Disclosure required for years beginning after September 1, 1995.

                                                  Class B                           Class I
                           ------------------------------------------------------   --------
                                   Year Ended           Four Months   Period from   Year Ended
                                    Nov. 30,               Ended      5/17/94(4)    Nov. 30,
                           --------------------------    Nov. 30,       through     --------
                            1997      1996      1995       1994         7/31/94      1997
                            ----      ----      ----    -----------   -----------    ----
Net Asset Value,
 Beginning of Period.....  $14.31    $13.14    $10.58     $11.04        $10.85(1)   $ 14.45
                           ------    ------    ------     ------        ------      -------
Income from Investment
 Operations:
 Net Investment Income...     .27       .37       .42        .16           .09          .41
 Net Realized and
   Unrealized Gains
   (Losses) on
   Investments...........    1.95      1.73      2.54       (.50)          .20         1.97
                           ------    ------    ------     ------        ------      -------
 Net from Investment
   Operations............    2.22      2.10      2.96       (.34)          .29         2.38
                           ------    ------    ------     ------        ------      -------
Less Distributions:
 Dividends from Net
   Investment Income.....    (.25)     (.44)     (.40)      (.12)         (.10)        (.40)
 Distributions from Net
   Realized Gains on
   Investments...........   (1.82)     (.49)     --        --            --           (1.82)
                           ------    ------    ------     ------        ------      -------
 Total Distributions.....   (2.07)     (.93)     (.40)      (.12)         (.10)       (2.22)
                           ------    ------    ------     ------        ------      -------
Net Asset Value,
 End of Period...........  $14.46    $14.31    $13.14     $10.58        $11.04      $ 14.61
                           ======    ======    ======     ======        ======      =======
Total Return(5)..........   18.34%    16.89%    28.49%     (9.33%)(2)    13.19%(2)    19.57%
Ratios/Supplemental Data
 Net Assets (000
 omitted)................  $4,478    $2,581    $1,453     $  280        $   56      $10,444
 Ratio of Expenses to
   Average Net Assets....    1.99%     2.04%     2.07%       .75%(3)       .57%(3)      .91%
 Ratio of Net Investment
   Income to Average Net
   Assets................    1.84%     2.76%     3.44%      1.31%(3)       .45%(3)     2.98%
 Decrease Reflected in
   Above Expense Ratios
   Due to Expense
   Reimbursements/
   Waivers...............     .14%      .15%      .19%       .07%(3)       .04%(3)      .14%
 Portfolio Turnover
   Rate..................      75%       79%       72%        31%           76%          75%
Average commission rate
 paid(6).................  $.0600    $.0612    $.0596                               $ .0600

                                              Class I
                           ----------------------------------------------
                             Year Ended
                              Nov. 30,
                           ------------------    Nov. 30,       through
                            1996       1995        1994         7/31/94
                            ----       ----     -----------   -----------
Net Asset Value,
 Beginning of Period.....  $ 13.23    $ 10.62     $11.06        $10.91(1)
                           -------    -------     ------        ------
Income from Investment
 Operations:
 Net Investment Income...      .58        .52        .20           .10
 Net Realized and
   Unrealized Gains
   (Losses) on
   Investments...........     1.69       2.59       (.50)          .16
                           -------    -------     ------        ------
 Net from Investment
   Operations............     2.27       3.11       (.30)          .26
                           -------    -------     ------        ------
Less Distributions:
 Dividends from Net
   Investment Income.....     (.56)      (.50)      (.14)         (.11)
 Distributions from Net
   Realized Gains on
   Investments...........     (.49)     --         --            --
                           -------    -------     ------        ------
 Total Distributions.....    (1.05)      (.50)      (.14)         (.11)
                           -------    -------     ------        ------
Net Asset Value,
 End of Period...........  $ 14.45    $ 13.23     $10.62        $11.06
                           =======    =======     ======        ======
Total Return(5)..........    18.25%     29.99%     (8.37%)(2)    10.63%(2)
Ratios/Supplemental Data
 Net Assets (000
 omitted)................  $11,733    $19,309     $6,029        $4,988
 Ratio of Expenses to
   Average Net Assets....      .90%       .96%       .40%(3)       .28%(3)
 Ratio of Net Investment
   Income to Average Net
   Assets................     3.90%      4.66%      1.68%(3)      1.13%(3)
 Decrease Reflected in
   Above Expense Ratios
   Due to Expense
   Reimbursements/
   Waivers...............      .16%       .19%       .07%(3)       .05%(3)
 Portfolio Turnover
   Rate..................       79%        72%        31%           76%
Average commission rate
 paid(6).................  $ .0612    $ .0596

---------------
(1) Based upon the Class A net asset value on the day prior to commencement of distribution.
(2) Annualized.
(3) Not annualized.
(4) Commencement of distribution.
(5) Exclusive of sales charges.
(6) Disclosure required for years beginning after September 1, 1995.

                              THE FUND'S EXPENSES


     Under the Multiple Pricing System, the Fund presently offers three methods of purchasing shares, enabling investors to choose the Class that, given the amount of purchase and intended length of investment, best suits their needs. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A shares, Class B shares or Class I shares, as described below. The following table lists the costs that an investor will incur, either directly or indirectly, as a shareholder of the Fund, based upon the Fund's projected annual operating expenses:


                                                       Class A     Class B      Class I
                                                       -------     -------      -------
Shareholder Transaction Expenses
     Maximum sales charge imposed on purchases of
       shares (as a percentage of offering
       price)......................................     4.75%          0%           0%
     Maximum sales charge imposed on reinvested
       dividends...................................        0%          0%           0%
     Maximum contingent deferred sales charge (as a
       percentage of redemption proceeds)..........        0%       5.00%           0%
     Redemption fees...............................     $  0        $  0         $  0
     Exchange fee (per transaction)................     $  0        $  0         $  0
Annual Portfolio Operating Expenses (after expense
  reimbursement)
     (as percentage of average net assets)
     Management fees...............................      .75%        .75%         .75%
     12b-1 fees (distribution and service fees)....      .25%       1.00%           0%
     Other expenses (after expense
       reimbursement)..............................      .35%        .38%         .30%
                                                        ----        ----         ----
Total Fund Operating Expenses (after expense
  reimbursement)...................................     1.35%       2.13%        1.05%
                                                        ====        ====         ====

     The nature of the services for which the Fund pays management fees is described below under "Management of the Fund." The Fund bears an annual Rule 12b-1 service fee of .25% of the value of the average daily net assets attributable to Class A shares and an annual Rule 12b-1 fee of 1.00% of the value of the average daily net assets attributable to Class B shares, consisting of a .25% service fee and a .75% distribution fee. Long-term shareholders of Class B shares may pay more than the economic equivalent of the maximum front-end sales charge currently permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD") governing investment company sales charges. See "Management of the Fund -- Distributor."

     The percentage of "Other expenses" in the table above is based on amounts for expenses that include fees for shareholder services, custodial fees, legal and accounting fees, printing costs and registration fees.

  Example

     The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical $1,000 investment in the Fund assuming (1) a 5% annual return,
(2) payment of the shareholder transaction expenses and annual Fund operating expenses set forth in the table above and (3) complete redemption at the end of the period.

                                                      1 Year   3 Years   5 Years   10 Years
                                                      ------   -------   -------   --------
Class A.............................................   $61       $88      $118       $202
Class B ............................................   $72       $97      $134       $246
Class I.............................................   $11       $33      $ 58       $128

     An investor would pay the following expenses on the same investment in Class B shares assuming no redemption.

1 Year   3 Years   5 Years   10 Years
------   -------   -------   --------
 $22       $67      $114       $246

     The above example is intended to assist an investor in understanding various costs and expenses that the investor would bear upon becoming a shareholder of the Fund. The example should not be considered to be a representation of past or future expenses. Actual expenses of the Fund may be greater or less than those shown above. The assumed 5% annual return shown in the example is hypothetical and should not be considered to be a representation of past or future annual return; the actual return of the Fund may be greater or less than the assumed return.

                       INVESTMENT OBJECTIVES AND POLICIES

IN GENERAL

     The primary investment objective of the Fund is to realize a high level of dividend income to the extent consistent with prudent investment management. Capital appreciation is a secondary objective of the Fund. The Fund seeks to achieve its investment objectives by investing at least 80 percent of its assets under normal market conditions in equity securities, such as common and preferred stock or securities convertible into or exchangeable for common stock. Cowen Asset Management emphasizes investments in companies that have a record of paying and increasing dividends and, in Cowen Asset Management's judgment, the potential for increasing dividends. See "Investment Strategy." Cowen Asset Management may also make temporary investments in investment grade corporate debt obligations and U.S. Government securities for defensive purposes when it believes market conditions warrant and as a cash management technique. See "Temporary Investments." In addition, Cowen Asset Management may write covered call options and engage in securities lending transactions in order to generate additional income for the Fund. See "Covered Call Options" and "Lending of Securities." The Fund's investment objectives may not be changed without shareholder approval. There is no assurance that the Fund's investment objectives will be achieved.

     Although a consideration in the selection of the Fund's investments, capital appreciation is not the primary objective of the Fund and investors should not expect appreciation comparable to that of mutual funds with capital appreciation as a primary objective. It also cannot be assured that the Fund will earn the level of income that might be achieved through investment in a portfolio of fixed income securities. Because the Fund will invest primarily in equity securities, it will be subject to general conditions prevailing in securities markets and the net asset value of the Fund's shares will fluctuate with changes in the market prices of its portfolio securities. It is anticipated that the securities in which the Fund will invest will be traded on the New York or American Stock Exchanges, although the Fund may invest in securities traded in the over-the-counter market. Cowen Asset Management will attempt to avoid investment in speculative securities or those with speculative characteristics and the Fund has adopted certain other policies designed to limit investment risk. See "Investment Restrictions."

INVESTMENT STRATEGY

     Cowen Asset Management uses its Dividend Method of Investing in managing the Fund's assets, which is a screening process developed by Cowen Asset Management to identify investment opportunities. In making investment selections, Cowen Asset Management focuses on certain fundamental financial characteristics of a company, including:

     - Current dividend yield.

     - Historic operating cash flow and dividend growth.

     - Dividend payout ratio based on operating cash flow.

     - Debt to capital ratios.

     - Price-cash flow ratios.

     - Market capitalization.

     - Potential to continue its historic record and to maintain above-average dividend growth.

     With respect to common stocks, Cowen Asset Management considers each of the characteristics described above. With the respect to preferred and convertible preferred stocks and convertible debentures, Cowen Asset Management considers all of the foregoing characteristics with the exception of that relating to current dividend yield and historical dividend growth. Convertible securities are fixed income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this conversion feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock while permitting the investor to obtain a yield that is generally greater than that obtainable from the underlying common stock. In addition, convertible securities generally offer greater stability of price than the underlying common stock during declining market periods. Cowen Asset Management may make modifications of its investment strategy for the Fund as it deems advisable in light of its experience in managing the Fund or in response to changing market or economic conditions.

TEMPORARY INVESTMENTS

     The Fund may invest up to 20 percent of its assets, and in excess of that amount when Cowen Asset Management believes market conditions warrant a temporary defensive posture, in corporate bonds rated at least Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation, commercial paper rated at least Prime-2 by Moody's or A-2 by Standard & Poor's and obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities and repurchase agreements in respect of such obligations. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, are supported by the "full faith and credit" of the U.S. Government; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Bonds rated Baa by Moody's and BBB by S&P, while considered "investment grade" obligations, may have speculative characteristics.

COVERED CALL OPTIONS

     In an effort to enhance the Fund's performance through receipt of premiums and generally to assist in the management of its portfolio, the Fund may engage without limitation in the writing (selling) of call option contracts on securities at such times as Cowen Asset Management shall determine to be appropriate. However, options shall be written solely as "covered" call options; that is, options on securities that the Fund owns. The Fund will write covered call options on securities held in the portfolio only at the exercise price which would approximate the price at which the security's dividend yield would fall below Cowen Asset Management's minimum criteria and cause it to be sold.

     A call option gives the purchaser of the option the right to buy a security from a writer at the exercise price at any time prior to the expiration of the contract, regardless of the market price of the security during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The writer forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents a profit. The Fund will write call option contracts only if Cowen Asset Management believes that the Fund's performance can be increased through receipt of premiums.

     The Fund will purchase options only to close out a call option position. In order to close out a position, the Fund will make a "closing purchase transaction" which involves the purchase of a call option on the same security with the same exercise price and expiration date as a call option which it has previously written. When a security is sold from the Fund's portfolio, the Fund will effect a closing purchase transaction so as to close out any existing call option on that security. The Fund will realize a profit or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale thereof. There can be no assurance that the Fund will be able to effect closing purchase transactions at a time when it desires to do so. To facilitate closing purchase transactions, however, the Fund will write options only if a secondary market for the options exists on a national securities exchange.

     Securities for the Fund's portfolio will at all times be bought and sold solely on the basis of investment considerations and appropriateness to the fulfillment of the Fund's objectives.

LENDING OF SECURITIES

     The Fund may lend its portfolio securities to broker-dealers and other financial institutions pursuant to agreements requiring that the loans be continuously secured by cash, letters of credit or U.S. Government securities of a value equal to at least the fair market value of the securities lent. Such loans will not be made if as a result the aggregate of all outstanding loans exceeds 30 percent of the value of the Fund's total assets taken at current value.

INVESTMENT RESTRICTIONS

     In order to limit investment risk, the Fund has adopted certain investment restrictions which are changeable only by shareholder vote. These restrictions, among other things, prohibit the Fund from: purchasing securities of any issuer, other than U.S. Government securities, if the purchase would cause more than five percent of the Fund's assets, taken at market value, to be invested in the securities of that issuer, except that 25 percent of the Fund's assets may be invested without regard to this limit; purchasing more than 10 percent of the voting securities or any class of securities of any issuer; engaging in short sales or purchasing securities on margin; borrowing money or mortgaging or hypothecating the Fund's assets, although the prohibition against borrowing does not prohibit limited short-term borrowings to meet redemption requests and the prohibition against mortgaging or hypothecating assets does not prohibit escrow arrangements contemplated by writing covered call options; investing more than 10 percent of the Fund's assets in restricted or illiquid securities, including repurchase agreements of greater than seven days' duration, or securities that are not readily marketable; concentrating more than 25 percent of the Fund's assets in any one industry; or buying or selling commodities or commodity contracts.

PORTFOLIO TRANSACTIONS

     All orders for transactions in securities and options on behalf of the Fund are placed with broker-dealers selected by Cowen Asset Management. Cowen may serve as the Fund's broker in effecting portfolio transactions on national securities exchanges and retain commission in accordance with certain regulations of the SEC. In addition, Cowen Asset Management may select broker-dealers that provide it with research services and may cause the Fund to pay these broker-dealers commissions that exceed those that other broker-dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services received.

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS

     The business and affairs of the Fund are managed under the direction of its Board of Directors. By virtue of the responsibilities assumed by Cowen Asset Management under its Investment Management Agreement with the Fund, the Fund will not require any executive employees other than its officers, none of whom will devote full time to the affairs of the Fund.

INVESTMENT MANAGER

     Cowen, an investment adviser and broker-dealer registered with the SEC, through Cowen Asset Management, serves as the Fund's investment manager. Cowen currently serves as investment manager for six other mutual funds, Cowen Standby Reserve Fund, Inc., Cowen Standby Tax-Exempt Reserve Fund, Inc., Cowen Large Cap Value Fund and Cowen Opportunity Fund, Cowen Intermediate Fixed Income Fund and Cowen Government Securities Fund (all series of Cowen Funds, Inc.). Cowen Asset Management also serves as investment manager for Cowen Special Value Fund, which also is a series of Cowen Funds, Inc. and which has not yet commenced operations. Cowen's principal address is Financial Square, New York, New York 10005-3597.

     Pursuant to the Investment Management Agreement between Cowen Asset Management and the Fund, Cowen Asset Management has agreed to be responsible for the Fund's investment program. Subject to the supervision and direction of the Fund's Board of Directors, Cowen Asset Management manages the Fund's portfolio in accordance with the stated policies of the Fund. Cowen Asset Management makes investment decisions for the Fund and places the purchase and sale orders for portfolio transactions. Cowen Asset Management also furnishes the Fund's statistical and research data, clerical help, accounting, data processing, bookkeeping, internal auditing and certain legal and other services required by the Fund; prepares reports to shareholders of the Fund, tax returns, reports to and filings with the SEC and state Blue Sky authorities; calculates the net asset value of shares of the Fund and generally assists in all aspects of the Fund's operation. For the services provided pursuant to the Investment Management Agreement, Cowen Asset Management is entitled to receive a fee, computed daily and payable monthly, at the annual rate of .75 of one percent of the Fund's average daily net assets, which exceeds the management fee paid by most other investment companies.

     William Rechter, Senior Investment Officer and Senior Vice President, and Benedict Capaldi, Senior Investment Officer, are primarily responsible for the daily management of the Fund. Mr. Rechter has had such responsibility since the Fund commenced operations on September 19, 1986 and a Managing Director of Cowen. He has been with Cowen Asset Management since December, 1985. Mr. Capaldi joined Cowen in December, 1996 as a Managing Director. Mr. Capaldi's prior experience includes being Portfolio Manager for Provident Capital Management, Inc., Senior Vice President and Portfolio Manager for Radnor Capital Management, President of Chestnut Hill Advisors, Inc. and Managing Director for Brandywine Asset Management, Inc.

DISTRIBUTOR

     Cowen acts as distributor of the Fund's shares. Cowen is a member of the NASD and of the New York, American and other principal national securities exchanges. Cowen is paid monthly fees by the Fund in connection with (1) the servicing of shareholder accounts in Class A and Class B shares and (2) providing distribution related services in respect of Class B shares. A monthly service fee, authorized pursuant to a Shareholder Servicing and Distribution Plan (the "Plan") adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), is calculated at the annual rate of .25% of the value of the average daily net assets of the Fund attributable to each of Class A and Class B shares and is used by Cowen to provide compensation for ongoing servicing and/or maintenance of shareholder accounts with the Fund. Compensation is paid by Cowen to persons, including Cowen employees, who respond to inquiries of shareholders of the Fund regarding their ownership of shares or their accounts with the Fund or who provide other similar services not otherwise required to be provided by the Fund's investment adviser, transfer agent or other agent of the Fund.

     In addition, pursuant to the Plan, the Fund pays to Cowen a monthly distribution fee at the annual rate of .75% of the Fund's average daily net assets attributable to Class B shares. The distribution fee is used by Cowen to provide (1) initial and ongoing sales compensation to its registered representatives or those of other broker-dealers that enter into selected dealer agreements with Cowen in respect of sales of Class B shares; (2) costs of printing and distributing the Fund's Prospectus, Statement of Additional Information and sales literature to prospective investors in Class B shares; (3) costs associated with any advertising relating to Class B shares; and (4) payments to, and expenses of, persons who provide support services in connection with the distribution of Class B shares.

     Payments under the Plan are not tied exclusively to the service and/or distribution expenses actually incurred by Cowen, and the payments may exceed expenses actually incurred by Cowen. The Board of Directors evaluates the appropriateness of the Plan and its payment terms on a continuing basis and in doing so considers all relevant factors, including expenses borne by Cowen and amounts it receives under the Plan.

     Under its terms, the Plan continues from year to year, so long as its continuance is approved annually by vote of the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Directors"). The Plan may not be amended to increase materially the amount to be spent for the services provided by Cowen without shareholder approval, and all material amendments of the Plan also must be approved by the Directors in the manner described above. The Plan may be terminated with respect to a Class at any time, without penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) represented by the Class on not more than 30 days' written notice to Cowen.

     Pursuant to the Plan, Cowen will provide the Board of Directors with periodic reports of amounts expended under the Plan and the purpose for which the expenditures were made. The Directors believe that the Fund's expenditures under the Plan will benefit the Fund and its shareholders by providing better shareholder services and by facilitating the distribution of shares.

CUSTODIAN AND TRANSFER AND DIVIDEND AGENT


     Investors Fiduciary Trust Company, a subsidiary of State Street Boston Corp., serves as the custodian of the Fund's investments. Communications to the IFTC should be directed at P.O. Box 419111, Kansas City, Missouri 64141. DST, Inc. serves as the Fund's transfer and dividend agent. Communications to DST should be directed to 210 West 10th Street, Kansas City, Missouri 64105.


EXPENSES OF THE FUND

     Operating expenses for the Fund generally consist of all costs not specifically borne by Cowen Asset Management, including investment management fees, fees for necessary professional and brokerage services, the costs of regulatory compliance and costs associated with maintaining legal existence and shareholder relations. The Fund's Investment Management Agreement with Cowen Asset Management provides that Cowen Asset Management will reimburse the Fund to the extent required by applicable state law for certain expenses that are described in the Statement of Additional Information. From time to time, Cowen Asset

Management, in its sole discretion and as it deems appropriate, may waive a portion or all of the fees payable to it by the Fund.

     Each Class bears its own expenses, which generally include all costs not specifically borne by Cowen Asset Management. Included among a Class' expenses are (1) transfer agency fees as identified by the transfer agent as being attributable to a specific Class; (2) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders; (3) Blue Sky registration fees incurred by a Class; (4) SEC registration fees incurred by a Class; (5) the expenses of administrative personnel and services as required to support the shareholders of a specific Class; (6) litigation or other legal expenses relating solely to one Class; and (7) directors' fees incurred as a result of issues relating to one Class. In addition, each Class will bear an allocable portion of all other Fund expenses not attributable to a particular Class based on the Class' relative net assets.

                                NET ASSET VALUE

     The net asset value per share of the Fund is calculated as of 4:15 p.m. Eastern time, on each day on which the New York Stock Exchange, Inc. is open. The Exchange is currently open on each Monday through Friday, except (a) January 1st, Martin Luther King Day (the third Monday in January), Washington's Birthday (the third Monday in February), Good Friday, Memorial Day (the last Monday in
May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and December 25th; and (b) the preceding Friday when one of those holidays falls on a Saturday or the subsequent Monday when one of those holidays falls on a Sunday. Net asset value per share is computed by dividing the value of the Fund's net assets by the total number of its shares outstanding. Assets traded on a securities exchange or other recognized market are valued on the basis of market quotations. Assets for which quotations are not readily available are valued at fair value as determined in good faith under procedures approved by the Board of Directors. High quality money market instruments with remaining maturities of 60 days or less are valued on the basis of amortized cost, which involves valuing a portfolio instrument at its market value on the 61st day prior to maturity and thereafter assuming a constant amortization to maturity of any market discount or premium, generally without regard to the effect of fluctuating interest rates on the market value of the instrument.

                               PURCHASE OF SHARES

GENERAL INFORMATION

     Shares of the Fund are sold at the net asset value per share next determined after receipt of an order, plus a sales charge in the case of Class A shares. Investors whose orders are received by Cowen not later than 4:15 p.m., New York time, will become shareholders on that day. Investors whose orders are received after 4:15 p.m., New York time, will become shareholders on the following business day. The Fund reserves the right to reject any order to purchase shares. Certificates for shares will be issued only upon the specific request of a shareholder.

     The minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $100, except that the minimum initial and subsequent investments for purchases of Fund shares through Retirement Plans for Self-Employed Persons and Individual Retirement Accounts will be $500 and $50, respectively. The Fund reserves the right to vary these minimums at any time.

     Retirement Plans. Shares may be purchased in connection with various qualified tax-deferred retirement plans. Forms for establishing these plans are available through any Cowen account representative. Investors are urged to consult with a tax adviser in connection with the establishment of retirement plans.

     Automatic Investment Plan. The Fund offers an Automatic Investment Plan whereby DST is permitted through preauthorized checks of $100 or more ($50 in the case of Retirement Plans for Self-Employed Persons and Individual Retirement Accounts) to charge the regular bank account of a shareholder on a regular basis to provide systematic additions to the Fund account of the shareholder. While there is no charge to shareholders for this service, a charge of $10.00 will be deducted from a shareholder's Fund account for checks returned for insufficient funds. A shareholder's Automatic Investment Plan may be terminated at any time without charge or penalty by the shareholder, the Fund, DST or Cowen. Further information regarding the Automatic Investment Plan may be obtained through any Cowen account representative.

     Under the Multiple Pricing System, the Fund presently offers three methods of purchasing shares, enabling investors to choose the Class that, given the amount of purchase and intended length of investment, best suits their needs. Cowen account representatives and other persons remunerated on the basis of sales of shares may receive different levels of compensation for selling one Class of shares over another. From time to time, Cowen's registered representatives and those of other broker-dealers that enter into selected dealer agreements with Cowen will receive additional non-cash compensation in the form of gifts or prizes such as merchandise or trips. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A shares, Class B shares or Class I shares, as described below. In addition, the Distributor will from its own resources make additional payments to Branch Cabell and Company at a maximum annual rate of .25% of the net asset value of all shares of the Fund sold by Branch Cabell and Company.

CLASS A SHARES

     The public offering price of Class A shares is the net asset value per Class A share next determined after a purchase order is received plus a sales charge, if applicable. Class A shares are subject to a service fee at the annual rate of .25% of the value of the Fund's average daily net assets attributable to this Class. See "Management of the Fund -- Distributor." The sales charge payable upon the purchase of Class A shares will vary with the amount of purchase as set forth below.

                                           Sales Charge as a   Sales Charge as a
                                           Percentage of the   Percentage of the
           Shares Purchased in              Public Offering       Net Amount         Dealer
           Single Transaction                    Price             Invested        Reallowance
           -------------------             -----------------   -----------------   -----------
Up to $49,999............................        4.75%               5.00%            4.00%
$50,000-$99,999..........................        4.00%               4.17%            3.25%
$100,000-$249,999........................        3.75%               3.90%            3.00%
$250,000-$499,999........................        2.50%               2.56%            2.00%
$500,000-$999,999........................        2.00%               2.04%            1.50%
$1,000,000-$2,999,999....................           0%                  0%            1.00%
$3,000,000-$3,999,999*...................           0%                  0%             .50%

---------------

* Investors who purchase $4 million or more of shares will receive Class I shares, which are not subject to any front-end sales charge or service fee. See "Class I Shares."

     The above schedule of sales charges is applicable to purchases in a single transaction by, among others: (1) an individual; (2) an individual, his or her spouse and their children under the age of 21 purchasing shares for his or her own accounts; (3) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account; (4) a pension, profit-sharing or other employee benefit plan qualified or non-qualified under Section 401 of the Internal Revenue Code of 1986 (the "Code"); (5) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Code; (6) employee benefit plans qualified under Section 401 of the Code of a single employer or of employers who are "affiliated persons" of each other, as defined in the 1940 Act and for investments in Individual Retirement Accounts of employees of a single employer through Systematic Payroll Deduction plans; or (7) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.

     You may benefit from a reduction of the sales charges in accordance with the above schedule if the cumulative value (at current net asset value) of Class A shares purchased in a single transaction, together with those Class A shares previously purchased subject to payment of a sales charge, plus Class A shares of Cowen Opportunity Fund, Cowen Intermediate Fixed Income Fund and Cowen Government Securities Fund, each a series of Cowen Funds, Inc., previously or simultaneously purchased subject to a sales charge, amounts to $50,000 or more. The foregoing schedule of reduced sales charges will also be available to investors who enter into a written Letter of Intent providing for the purchase, within a 13-month period, of Class A shares of the Fund, Cowen Opportunity Fund, Cowen Intermediate Fixed Income Fund and Cowen Government Securities Fund from Cowen. Class A shares of the Fund, Cowen Opportunity Fund, Cowen Intermediate Fixed Income Fund and Cowen Government Securities Fund previously purchased during a 90-day period prior to the date of receipt by Cowen of the Letter of Intent and still owned by the shareholder may also be included in determining the applicable reduction.

     A shareholder who has redeemed his Class A shares may reinvest all or part of the redemption proceeds within 30 days without imposition of a sales charge. This privilege may be exercised only once by a shareholder. Shareholders should note that no loss will be allowed on the sale of Fund shares to the extent that the shareholder acquired other shares in the Fund within a period beginning 30 days before the sale or disposition of the shares in which the shareholder incurred a loss and ending 30 days after such sale.

     The Fund offers Class A shares without imposition of a sales charge to (1) employees of Cowen and registered representatives of securities dealers that participate in distribution of the Fund's shares; (2) Individual Retirement Accounts for those persons; (3) the spouses, children, parents, grandparents, siblings, spouse's parents and sibling's children of those persons when purchase orders on their behalf are placed by those persons; (4) directors and trustees of registered investment companies whose shares are distributed by Cowen, Individual Retirement Accounts for those persons, employee benefit plans for those persons, and the spouses and minor children of those persons when purchase orders on their behalf are placed by those persons; (5) Cowen and its subsidiaries; (6) participants in any pension, profit-sharing or other employee benefit plan qualified or non-qualified under Section 401 of the Code when purchase orders are placed by such participants pursuant to such plans; (7) officers, directors, partners and employees of the Fund's counsel or auditors; and (8) investors who purchase shares of the Fund to the extent that the investment represents (a) the proceeds from the redemption made within the preceding 60 days of shares of another mutual fund not affiliated with Cowen Asset Management whose shares were purchased subject to a sales charge, or (b) the net proceeds of the sale within the preceding 60 days of shares of any closed-end investment company. The Distributor pays a sales commission equal to 1.00% of the amount invested to dealers who sell Class A Shares without imposition of a sales charge to investors described in items (6) and (8).

CLASS B SHARES

     The public offering price of Class B shares is the net asset value per share next determined after a purchase order is received without imposition of any front-end sales charge. The Distributor pays a sales commission equal to 4.00% of the amount invested to dealers who sell Class B shares. Class B shares may be subject upon redemption to a contingent deferred sales charge ("CDSC"). See "Redemption of Shares." Class B shares are subject to a service fee at the annual rate of .25%, and a distribution fee at the annual rate of .75%, of the value of the Fund's average daily net assets attributable to this Class. See "Management of the Fund -- Distributor." Cowen has adopted guidelines, in view of the relative sales charges, service fees and distribution fees, directing account representatives that all purchases of shares should be for Class A shares when the purchase is for $500,000 or more by an investor not eligible to purchase Class I shares. Cowen reserves the right to vary these guidelines at any time.

CLASS I SHARES

     The public offering price of Class I shares is the net asset value per share next determined after a purchase order is received without imposition of any sales charge. Class I shares were previously designated as Class C shares. Certain dealers may refer to Class I shares as "institutional shares." Class I shares, which are not subject to any service fee or distribution fee, are available exclusively to (1) employee benefit plans for employees of Cowen and securities dealers that participate in distribution of the Fund's shares; (2) charitable organizations (as defined in Section 501(c)(3) of the Code) investing $100,000 or more; (3) any pension fund, corporation, state or local government, Taft-Hartley plan, foundation and/or endowment which is a client of a consulting firm, if such consulting firm has contacted the Fund, Cowen or any subsidiary of Cowen with respect to furnishing advice to the client of that consulting firm or with respect to the purchase of the securities of the Fund by such client; (4) investors purchasing $4 million or more of shares of the Fund; (5) accounts as to which a bank, registered investment adviser or broker-dealer charges an account management fee, provided the bank, registered investment adviser or broker-dealer has an agreement with Cowen relating to investment in the Fund;
(6) investors, and their spouses and minor children, who are investment advisory clients of Cowen or any of its subsidiaries or who are affiliated persons or sponsoring companies of those clients; and (7) purchasers placing orders through a broker that maintains an omnibus account with the Fund and such purchases are made (i) by investment advisers or financial planners placing trades for their accounts or the accounts of their clients, and who charge a fee for their services; (ii) clients of such investment adviser or financial planner who place trades for their own accounts if the accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent, or (iii) for retirement and deferred compensation plans and trusts used to fund those plans, including but not limited to those defined in section 401(a), 403(b) or 457 of the Internal Revenue Code or "rabbi trusts." Investors who purchase pursuant to (7) may be charged a fee by the broker or agent utilized to effect the transaction. The Distributor will from its own resources compensate broker-dealers and service agents at a maximum annual rate of .15%, 15% and .35%, respectively of the net asset value of shares purchased pursuant to (3), (5) and (7), respectively.

EXCHANGE PRIVILEGE

     Shares of the Fund may be exchanged for shares of the same Class (or the sole class offered) of the mutual funds listed below for which Cowen serves as a distributor.

     - Cowen Standby Reserve Fund, Inc., a money market fund whose investment objective is the maximization of current income to the extent consistent with preservation of capital and maintenance of liquidity.

     - Cowen Standby Tax-Exempt Reserve Fund, Inc., a money market fund whose investment objective is the maximization of current income that is exempt from federal income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity.

     - Cowen Intermediate Fixed Income Fund, a fund that seeks current income and stability of principal by investing primarily in high quality intermediate term fixed income securities. This fund is a series of Cowen Funds, Inc.

     - Cowen Government Securities Fund, a fund that seeks total return consistent of current income and appreciation of capital through investing primarily in securities issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. This fund is a series of Cowen Funds, Inc.

     - Cowen Opportunity Fund, a fund whose investment objective is appreciation of capital through investing primarily in equity securities of small capitalization companies.

     - Cowen Large Cap Value Fund, a fund that seeks capital appreciation by investing in securities which are deemed to be under valued. This fund is a series of Cowen Series Funds, Inc.

     For purposes of this discussion, Cowen Standby Reserve Fund, Inc. and Cowen Standby Tax-Exempt Reserve Fund, Inc. are referred to as "money market funds" and Cowen Opportunity Fund, Cowen Intermediate Fixed Income Fund and Cowen Government Securities Fund are referred to as "non-money market funds."

     Shares of these mutual funds are available only to investors residing in states where these mutual funds are qualified for sale. They are sold pursuant to separate prospectuses that may be obtained through any Cowen account representative, through account representatives of Cowen correspondents, or through any other member of the NASD, or any foreign nonmember of the NASD, which has entered into a Sales Agreement with Cowen with respect to such funds. An exchange of shares is treated for federal income tax purposes as a redemption
(sale) of shares given in exchange by the shareholder and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. The exchange privilege is subject to termination and its terms are subject to change upon 60 days' notice to shareholders.

     Under the Multiple Pricing System, an exchange of shares of the Fund with other Cowen funds' shares will be limited to shares of the same class or the sole class (money market funds only) of shares of a fund from which the exchange is to be effected. For example, if a holder of Class A shares of a non-money market fund exchanges his shares for shares of a money market fund and thereafter wishes to exchange those shares for shares of the Fund, he may receive only Class A shares in the latter transaction. As another example, if a holder of shares of a money market fund acquired as a result of an initial investment and not from an exchange wishes to exchange his shares for shares of a non-money market fund, he may receive Class A shares, Class B shares or Class I shares (depending on his eligibility for Class I shares) in the exchange transaction.

Thereafter, any further exchanges would be subject to the principal described above limiting subsequent exchanges to the same class or the sole class of shares of other funds.

     Class A Exchanges. A shareholder may effect exchanges among the mutual funds listed above and the Fund on the basis of relative net asset values without imposition of a sales charge; provided, however, that where shares of a money market fund acquired through a direct purchase are exchanged for Class A shares of the Fund or another non-money market fund, the appropriate sales charge will be imposed at the time of the exchange. Because a substantially lower sales charge is paid upon purchase of Class A shares of Cowen Intermediate Fixed Income Fund, holders of these shares will not be able to exchange their shares with shares of the Fund or any of the non-money market funds for a period of 90 days from the date of purchase. After the 90-day waiting period has expired, Class A shares of Cowen Intermediate Fixed Income Fund will be exchangeable without the imposition of any additional sales charge.

     Class B Exchanges. As described below under "Redemption of Shares," the CDSC payable by Class B shareholders upon redemption of their shares will vary with the period of time that the shares are held (the "CDSC holding period"). For purposes of calculating the CDSC holding period, any Class B shares received in an exchange will be deemed to have been purchased on the same date as the Class B shares given in exchange. If, however, a Class B shareholder exchanges his shares for shares of either money market fund, which do not offer a class of shares subject to a CDSC, such exchange will toll, or suspend, the running of the CDSC holding period for as long as the money market fund shares are held and, if those shares are redeemed, a CDSC will be imposed based on the CDSC holding period without regard to the period during which the money market fund shares were held. For example, if a holder of Class B shares of the Fund who has held those shares for a period of more than four but less than five years exchanges his shares for shares of a money market fund, holds those shares of the money market fund for a period of one year, and thereafter exchanges those shares for Class B shares of the Fund, such shareholder will be deemed to have held the Class B shares for a period of four full years on the date of the last exchange. If the shareholder were to then immediately redeem his Class B shares of the Fund, such redemption would be subject to a 2.00% CDSC. Similarly, the same CDSC would be imposed if at any time the money market fund shares were redeemed. Conversely, if the shareholder had held his Class B shares of the Fund for the full six year period, no CDSC would have been imposed upon redemption.

     Because a substantially lower CDSC schedule is applicable to Class B shares of Cowen Intermediate Fixed Income Fund, holders of these shares will not be able to exchange their shares with shares of the Fund or any of the non-money market funds for a period of 90 days from the date of purchase. After the 90-day waiting period has expired, if a holder of these shares wanted to exchange all or a portion of his shares for Class B shares of the Fund or of any of the non-money market funds that offer Class B shares subject to a higher CDSC than that imposed by Cowen Intermediate Fixed Income Fund, the exchanged Class B shares will not be subject to the higher applicable CDSC. Upon redemption, the lower CDSC schedule applicable to Class B shares of Cowen Intermediate Fixed Income Fund will apply.

                              REDEMPTION OF SHARES

REDEMPTION PROCEDURES

     The Fund will redeem shares without charge at the net asset value per share next determined after receipt of a redemption order in proper form by Cowen or DST, less any CDSC imposed on Class B shares. Any redemption request received by Cowen prior to 4:15 p.m., New York time, will be transmitted to DST on that day and the proceeds of such redemption will be transmitted in accordance with the investor's instructions within seven days. Redemption requests received at or after 4:15 p.m., New York time, will be effected on the next business day. Proceeds of any redemptions will not be sent until the check (including a certified or cashier's check) used for investment has been cleared for payment by the investor's bank, which may take up to 15 days. Pending such clearance, Cowen will hold redemption proceeds under circumstances resulting in no earnings to investors. Investors can avoid the inconvenience associated with check clearance delays by purchasing shares with immediately available funds held in a brokerage account with Cowen or at a participating securities dealer or by transmitting funds to DST by wire transfer.

     Cowen generally will effect redemptions of shares upon oral instructions received from the shareholders. If shares are to be redeemed pursuant to an order sent to DST by the shareholder, DST will require written redemption instructions signed by the shareholder of record, which signature must be guaranteed by a commercial bank or trust company (not a savings bank) located or having a correspondent in New York City, or by a member organization of the New York Stock Exchange, Inc. The redemption order must specify which Class of shares is being redeemed. If certificates have been issued representing the shares to be redeemed, such certificates must also be endorsed, or a duly executed stock power must be furnished, with signatures guaranteed as discussed above, and must be submitted to Cowen or DST with the redemption request. Cowen or DST may require further documentation if the shareholder is a corporation, partnership, trust, estate or other entity. The payment of redemptions may be wired to a shareholder's commercial bank account. There is a $10 charge for each federal funds wire transaction. The minimum amount for wire redemptions is $10,000. A shareholder who wishes to redeem by wire should contact DST at 1-800-262-7116.

     The Fund may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend or postpone the recordation of the transfer of its shares) for such periods as are permitted under the 1940 Act. The Fund reserves the right to redeem shares in any account, other than an Individual Retirement Account or other qualified retirement plan, at their net asset value if the value of the account is less than $250. The shareholder having the account will first be notified in writing that the account has a value of less than $250 and will be allowed 60 days to make an additional investment before the redemption is processed by the Fund.

     The Fund offers a Systematic Withdrawal Plan under which a shareholder with $10,000 or more in the Fund may elect to redeem periodic payments to himself or a designated payee on a monthly, quarterly or annual basis. For accounts other than qualified retirement plans, the minimum rate of withdrawal is $50 per month and the maximum monthly withdrawal is one percent of the current account value in the Fund as of commencement of participation in the plan. Maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund may be disadvantageous to the shareholder because of the sales charge on such purchases. A shareholder who elects to use the Systematic Withdrawal Plan should be aware that such periodic payments will be made from redemptions of his shares. However, any Class B shares redeemed under the Systematic Withdrawal Plan will not be subject to a CDSC as described below. Dividends and distributions paid on his shares may not cover the full amount of each periodic payment.

CONTINGENT DEFERRED SALES CHARGE -- CLASS B SHARES

     A CDSC payable to Cowen is imposed on any redemption of Class B shares held less than six years equal to a specified percentage, as set forth below, of the net asset value of the shares redeemed at the time of purchase or at the time of redemption, whichever is lower. Class B shares held six years or longer and Class B shares purchased through reinvestment of dividends or capital gains distributions are not subject to the CDSC.

Furthermore, no CDSC will be imposed on an amount that represents an increase in value of the shareholder's account resulting from capital appreciation.

     In circumstances in which the CDSC is imposed, the amount of the charge will depend on the number of years since the shareholder purchased the shares being redeemed. The following table sets forth the rates of the CDSC for redemptions of Class B shares by investors:

                Year Since Purchase in Which
                   Redemption is Effected                       CDSC
                ----------------------------                    ----
Year 1......................................................  5.00%
Year 2......................................................  4.00%
Year 3......................................................  3.00%
Year 4......................................................  3.00%
Year 5......................................................  2.00%
Year 6......................................................  1.00%
Thereafter..................................................  None

     In determining the applicability and rate of any CDSC, redemptions of Class B shares are made first of amounts due to capital appreciation, next of shares representing reinvestment of dividends and capital gains distributions, and then of other shares held by the shareholder for the longest period of time. As a result, the CDSC, if any, will be imposed at the lowest possible rate. For example, assume that an investor owns 100,000 shares that he purchased seven years ago, 100,000 shares that he purchased more than four but less than five years ago at $10 per share and 1,000 shares received in respect of reinvestment of dividends and distributions. The shares now have a net asset value of $20 per share. The investor may redeem the 100,000 shares he purchased seven years ago and the 1,000 shares he acquired through reinvestments without paying a CDSC. If the investor redeems the balance of his shares, he would pay a CDSC based on the net asset value at the time of purchase ($10 per share). Thus, the investor would pay a CDSC equal to $20,000 (100,000 shares multiplied by $10 per share times the applicable rate of 2%).

     Waivers of CDSC. The CDSC, if any, will be waived in the case of (1) redemptions of Class B shares held at the time a shareholder dies or becomes disabled, including the Class B shares of a shareholder who owns the shares with his or her spouse as joint tenants with right of survivorship, provided that the redemption is requested within one year of the death or initial determination of disability and (2) redemptions in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified retirement plan following retirement; (b) distributions from an Individual Retirement Account, Keogh plan or custodial account under Section 403(b)(7) of the Code following attainment of age 59 1/2; (c) a tax-free return of an excess contribution to an Individual Retirement Account, and (d) distributions pursuant to Systematic Withdrawal Plans.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     The Fund intends to declare and pay dividends quarterly from its net investment income. Any net realized long-term capital gains will generally be paid annually, shortly after the close of the Fund's fiscal year. Unless a shareholder elects in writing to receive dividends and distributions on shares of any Class in cash, such amounts will be reinvested automatically in additional shares of the same Class at net asset value, without a sales charge.

     The Fund has qualified and intends to continue to qualify and elect to be treated each year as a regulated investment company ("RIC") for federal income tax purposes. A RIC is not taxed on any income or gains distributed to its shareholders if it distributes 90 percent of its investment income to them within applicable time periods. In addition, the Fund will be subject to a nondeductible excise tax of 4 percent of the amount by which the Fund fails to distribute specified percentages of its investment income and capital gains during any applicable 12 month period. The Fund will pay dividends and distributions more frequently than stated above, if necessary, to avoid application of the excise tax, if such payments are determined to be in the best interest of the Fund's shareholders. The per share dividends and distributions on Class I shares will be higher than those on Class A shares, which in turn will be higher than those on Class B shares, as a result of the different service, distribution and transfer agency fees applicable to the Classes. See "The Fund's Expenses," "Purchase of Shares," "Management of the
Fund -- Distributor" and "Additional Information."


     For federal income tax purposes, the Fund's dividends and distributions are taxable to a shareholder whether paid in cash or reinvested in additional shares. Dividends of the Fund's investment income and distributions of its short-term capital gains will be taxable as ordinary income. Distributions of long-term capital gains, if any, will be taxable to a shareholder as such, regardless of the length of time the shareholder has held shares of the Fund. The portion of long-term capital gains distributed to individual shareholders that is attributable to the sale of investments that the Fund has held more than 18 months will be eligible for a 20% maximum tax rate. If a shareholder receives a distribution taxable as long-term capital gain with respect to Fund shares, and redeems or exchanges the shares before holding them for more than six months, any loss on the redemption or exchange up to the amount of the distribution will be treated as a long-term capital loss. In general, only dividends that reflect the Fund's income from certain dividend-paying stocks of domestic corporations will be eligible for the federal dividends-received deduction for corporate shareholders.

     Each shareholder will receive an annual statement setting forth the dollar amounts of dividends and any distributions for the prior calendar year and the tax status of such dividends and distributions for federal income tax purposes. Shareholders should consult their own tax advisers as to the state and local tax consequences of investing in the Fund.

                             ADDITIONAL INFORMATION

     The Fund is registered under the 1940 Act as an open-end, diversified, management investment company and was incorporated on May 12, 1986 under the laws of the State of Maryland. The Fund has an authorized capitalization of 750,000,000 shares with a par value of $.001 per share and transferable without restriction of which 250,000,000 have been allocated in respect of each Class of the Fund. All shares of the Fund have equal rights and privileges as to participation in dividends and distributions and in the net distributable assets of the Fund on liquidation.

     When issued, shares are fully paid and nonassessable, and have no preemptive, conversion or exchange rights. Each Class represents an identical interest in the Fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (1) the designation of each Class; (2) the effect of the respective sales charges, if any, for each Class; (3) the distribution and/or service fees, if any, borne by each Class; (4) the expenses allocable exclusively to each Class; (5) voting rights on matters exclusively affecting a single Class; and (6) the exchange privilege of each Class. The Board of Directors does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The Directors, on an ongoing basis, will consider whether any conflict exists and, if so, take appropriate action. Certain aspects of the shares may be changed, upon notice to Fund shareholders, to satisfy certain tax regulatory requirements, if the change is deemed necessary by the Directors.

     From time to time, advertisements or reports to shareholders may compare the performance of the Classes to that of other mutual funds (or classes thereof) with a similar investment objective. The performance of the Classes also might be compared to rankings prepared by Lipper Analytical Services, Inc. and Morningstar, Inc., which are widely recognized, independent services that monitor the performance of mutual funds, as well as to various unmanaged indices, such as the Standard & Poor's 500 Composite Stock Price Index. To the extent any advertisement or sales literature of a Fund describes the expenses or performance of any Class, it will also disclose the information for other Classes. Performance information may be useful in reviewing the performance of the Classes and in providing a basis for comparison with other investment alternatives. Investors should be aware that, because the performance of the Classes changes in response to fluctuations in interest rates, price fluctuations in securities markets, each Class' expenses and other factors, a performance quotation should not be considered representative of the Classes' performance for any future period. Shareholders may make inquiries regarding the Fund, including current performance quotations, by calling any Cowen account representative.

     Year 2000 Risks. Like other mutual funds, the Fund could be adversely affected if the computer systems used by Cowen and other service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the 'Year 2000 Problem.' Cowen is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

                    (This page is intentionally left blank)

                    (This page is intentionally left blank)

                       STATEMENT OF ADDITIONAL INFORMATION
                                  April 1, 1998

                        COWEN INCOME + GROWTH FUND, INC.

      Financial Square, New York, NY 10005, (212) 495-6724, (800) 262-7116



                                    CONTENTS

                                                                    Page
                                                                    ----

                     Investment Objectives and Policies. . . . .      2
                     Purchase and Redemptions. . . . . . . . . .      9
                     Management of the Fund. . . . . . . . . . .      9
                     Taxes.  . . . . . . . . . . . . . . . . . .     14
                     Performance Information.  . . . . . . . . .     15
                     Financial Statements. . . . . . . . . . . .     17

This Statement of Additional Information is meant to be read in conjunction with the Prospectus of Cowen Income + Growth Fund, Inc. (the "Fund") dated April 1, 1998, and is incorporated by reference in its entirety into that Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Fund's Prospectus may be obtained by calling Cowen & Co. ("Cowen"), the Fund's principal underwriter, at (212) 495-6724 or
(800) 262-7116 or by contacting any Cowen account representative.


                                   COWEN & CO.

                              Principal Underwriter

                       INVESTMENT OBJECTIVES AND POLICIES

The primary investment objective of the Fund is to realize a high level of dividend income to the extent consistent with the preservation of capital. Capital appreciation is a secondary objective of the Fund. Cowen, through its investment management division, Cowen Asset Management, will serve as the Fund's investment manager. The Fund is not intended to constitute a balanced investment program.


Additional Information on Investment Practices

           U.S. Government Securities. Examples of the types of U.S. Government securities that the Fund may hold include, in addition to those described in the Prospectus and U.S. Treasury Bills, the obligations of the Federal Housing Administration, Farmers Home Administration, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks and Maritime Administration. It is not anticipated that the Fund will in the foreseeable future invest in excess of five percent of its net assets in U.S. Government securities that represent interests in pools of mortgages.

           Lending of Securities. The Fund has the authority to lend securities to brokers, dealers and the other financial organizations. The Fund will not lend securities to Cowen or its affiliates. By lending its securities, the Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when U.S. Government securities are used as collateral. The Fund will adhere to the following conditions whenever its securities are loaned: (a) the Fund must receive at least 100 percent cash collateral or equivalent securities from the borrower; (b) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (e) the Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Fund's Board of Director must terminate the loan and regain the right to vote the securities.

           Covered Call Options. Options written by the Fund will normally have expiration dates between one and nine months from the date written. So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the national securities exchange on which the option is written.

           An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized national securities exchange in the over-the-counter market. In light of this fact and current trading conditions the Fund expects to write options only on national securities exchanges and in the over-the-counter market. As of the date of this Statement of Additional Information, the national securities exchanges on which options are traded are: The Chicago Board Options Exchange, The Board of Trade of the City of Chicago, American Stock Exchange, Philadelphia Stock Exchange, Pacific Stock Exchange and New York Stock Exchange ("NYSE"). Options are also traded on the national securities exchanges with respect to unlisted securities reported through the NASDAQ system.

           Although the Fund will write only those options for which Cowen Asset Management believes there is an active secondary market so as to facilitate closing purchase transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of the Clearing Corporation and the national securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customer orders, will not recur. In such event, it might not be possible to effect closing purchase transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying securities until the option expires or it delivers the underlying security upon exercise.
           The national securities exchanges have established limitations governing the maximum number of options of each class which may be held or written, or exercised within certain time periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different national securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Fund and other clients of Cowen Asset Management and certain of its affiliates may be considered to be such a group. A national securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions.
           In the case of options written by the Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stocks with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

           Repurchase Agreements. The Fund may engage in repurchase agreement transactions involving its portfolio securities with banks, registered broker-dealers and government securities dealers approved by the Fund's Board of Directors. It is not anticipated that the Fund will in the foreseeable future invest in excess of five percent of its net assets in repurchase agreements. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time, thereby determining the yield during the Fund's holding period. Thus, repurchase agreements may be seen to be loans by the Fund collateralized by the underlying debt obligation. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert these rights. Cowen Asset Management, acting under the supervision of the Fund's Board of Directors, reviews the credit-worthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.


Investment Restrictions

           The investment restrictions numbered 1 through 12 below have been adopted by the Fund as fundamental policies, which means that they may not be changed without the vote of a majority of the outstanding voting securities of the Fund, which is defined as the lesser of (a) 67 percent or more of the shares present at a shareholders meeting if the holders of more than 50 percent of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50 percent of the outstanding shares. Investment restrictions 13 through 19 may be changed by vote of a majority of the Fund's Directors at any time.

           The investment policies adopted by the Fund prohibit it from:

           1. With respect to 75 percent of its assets, purchasing the securities of any issuer, other than U.S. Government securities, if as a result more than five percent of the Funds total assets would be invested in the securities of the issuer.

           2. Purchasing more than 10 percent of the voting securities of any one issuer or more than 10 percent of the securities of any class of any one issuer. This limitation shall not apply to investments in U.S.
Government securities.

           3. Purchasing securities on margin, except that the Fund may obtain any short-term credit necessary for the clearance of purchases and sales of securities.

           4. Making short sales of securities or maintaining a short position.

           5. Borrowing money, except that the Fund may borrow for temporary or emergency (but not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount not exceeding 10 percent of the value of the Fund's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowing exceed five percent of the value of the Fund's total assets, the Fund will not make any additional investments.

           6. Pledging, hypothecating, mortgaging or otherwise encumbering more than 10 percent of the value of the Fund's total assets, except that this prohibition shall no longer prohibit the escrow arrangements contemplated by writing covered call options.

           7. Underwriting the securities of the issuers, except insofar as the Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

           8. Making loans to others, except through purchasing qualified debt obligations or lending portfolio securities.

           9. Investing in securities of other investment companies, except as they may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or offer of exchanges.

           10. Purchasing any securities that would cause more than 25 percent of the value of the Fund's total assets to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S.
Government securities.

           11. Investing in commodities.

           12. Purchasing restricted securities, illiquid securities (such as repurchase agreements with maturities in excess of five business days) or securities that are not readily marketable if more than 10 percent of the total assets of the Fund would be invested in those securities.

           13. Purchasing or selling real estate or interests in real estate, including interests in real estate limited partnerships, except that the Fund may purchase and sell securities that are issued by companies that invest or deal in real estate, including readily-marketable interests in real estate investment trusts or readily marketable securities of other companies which invest in real estate.

The Fund also reserves the right to own real estate used principally for its own office space, although it has no current intention to do so.

           14. Writing or selling puts, calls, straddles, spreads or combinations thereof, except that the Fund may write covered call options and enter into closing purchase transactions with respect to options it has written, provided these transactions are conducted in a manner consistent with, and subject to the limitations set forth in, the description of these transactions in the Prospectus and this Statement of Additional Information.

           15. Investing in oil, gas or other mineral exploration or development programs or oil, gas or mineral leases, except that the Fund may invest in the securities of companies that invest in or sponsor those programs.

           16. Purchasing any security if as a result the Fund would then have more than five percent of its total assets invested in securities of issuers (including predecessors) that have been in continual operation for less than three years. This limitation shall not apply to investments in U.S. Government securities.

           17. Making investments for the purpose of exercising control or management.

           18. Investing in warrants, although warrants acquired by the Fund as part of a unit or attached to securities at the time of acquisition are not subject to this limitation.

           19. Purchasing or retaining the securities of any issuer if, to the knowledge of the Fund, any of the officers of directors of the Fund or Cowen individually owns more than 0.5 percent of the outstanding securities of the issuer and together they own beneficially more than five percent of the securities.

            The percentage limitations contained in the restrictions listed above apply at the time of purchases of securities. If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction. The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of shares of the Fund in certain states. Should the Fund determine that and such commitment is no longer in the best interests of the Fund and its shareholders, the Fund will revoke the commitment by terminating the sale of shares of the Fund in the state involved.


Portfolio Turnover

           For regulatory reporting purposes, the Fund's turnover rate is calculated by dividing the lesser of purchases or sales of securities for the fiscal year by the monthly average of the value of the Fund's securities, with certain other obligations with less than one year to maturity at the time of purchase excluded. Thus, a 100 percent turnover rate would occur, for example, if all included securities were replaced once during the year. The Fund will not normally engage in the trading of securities for the purpose of realizing short term profits, but will adjust its holdings as considered advisable in view of prevailing or anticipated market conditions, and turnover will not be a limiting factor should Cowen Asset Management deem it advisable to purchase or sell securities.

Portfolio Transactions

           Decisions to buy and sell securities and other financial instruments for the Fund are made by Cowen Asset Management, which also is responsible for placing these transactions, subject to the overall review of the Fund's Board of Directors. Although investment requirements for the Fund are reviewed independently from those of the other accounts managed by Cowen Asset Management, investments of the type the Fund may make may also be made by these other accounts. When the Fund and one or more other accounts managed by Cowen Asset Management are prepared to invest in, or desire to dispose of, the same security or other financial instrument, available investments or opportunities for sales will be allocated in a manner believed by Cowen Asset Management to be equitable to each. In some cases, this procedure may affect adversely the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

           Portfolio transactions are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the prices of those securities may include commissions or mark-ups. Purchases and sales of money market instruments and debt securities usually are principal transactions. These securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. Government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

           To the extent consistent with applicable provisions of the Act, other securities laws and the rules and exemptions adopted by the Securities and Exchange Commission (the "SEC") thereunder, the Fund's Board of Directors has determined that portfolio transactions may be effected through Cowen if, in the judgment of Cowen Asset Management, the use of Cowen normally is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in particular transactions, Cowen charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere, and principal transactions are not entered into with affiliates of the Fund except pursuant to exemptive rules or orders adopted by SEC.

           In selecting brokers or dealers to execute portfolio transactions on behalf of the Fund, Cowen Asset Management seeks the best overall terms available. In assessing the best overall terms available for any transaction, Cowen Asset Management will consider the factors it deems relevant, including the breadth of the market in the investment, the price of the investment, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, Cowen Asset Management is authorized, in selecting parties to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services, as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, provided to the Fund and/or other accounts over which

Cowen Asset Management or its affiliates exercise investment discretion. Cowen Asset Management's fees under its agreement with the Fund are not reduced by reason of its receiving brokerage services. The Fund's Directors periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time are reasonable in relation to the benefits inuring to the Fund.

           For the fiscal year ended November 30, 1995, the Fund paid an aggregate of approximately $146,789 in commissions to broker-dealers for execution of portfolio transactions. Cowen effected approximately 3.8% of the aggregate dollar amount of such transactions for which it received approximately $4,503 (3.1%) of the commissions paid by the Fund during that year. The balance of the commissions ($142,286) was paid to other broker-dealers which furnished research services to the Fund and which effected the remaining 96.2% of the aggregate dollar amount of portfolio transactions involving the payment of commissions.

           For the fiscal year ended November 30, 1996, the Fund paid an aggregate of approximately $188,848 in commissions to broker-dealers for execution of portfolio transactions. Cowen effected approximately 4.0% of the aggregate dollar amount of such transactions for which it received approximately $8,050 (4.3%) of the commissions paid by the Fund during that year. The balance of the commissions ($180,798) was paid to other broker-dealers which furnished research services to the Fund and which effected the remaining 96.0% of the aggregate dollar amount of portfolio transactions involving the payment of commissions.

           For the fiscal year ended November 30, 1997 the Fund paid an aggregate of approximately $153,648 in commissions to broker-dealers for execution of portfolio transactions, none of which was paid to Cowen.

Portfolio Valuation

           The assets of the Fund are generally valued on the basis of market quotations. Securities whose principal market is on an exchange are valued at the last sales price on the exchange or, in the absence of currently reported sales on the exchange, at the most recent bid price in the over-the-counter market or, in the absence of a recent bid price, the bid equivalent as obtained from one or more of the major market makers for the securities to be valued. Securities traded principally in the over-the-counter market are valued at the most recent bid price. Other investments and other assets, including restricted securities and securities for which market quotations are not readily available, are valued at fair value under procedures approved by the Board of Directors. High-quality, short-term securities with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Directors. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

                            PURCHASES AND REDEMPTIONS

Purchases

           Shares of the Fund are offered on a continuous basis by the Fund and are distributed on a best efforts basis by Cowen as principal underwriter for the Fund pursuant to a Distribution Agreement. As noted elsewhere in this Statement of Additional Information and in the Prospectus, Cowen receives an investment advisory fee and brokerage commissions for effecting portfolio transactions on behalf of the Fund.

           The word "Cowen" in the Fund's name has been adopted pursuant to a provision contained in the Distribution Agreement. Under that provision, Cowen may terminate the Fund's license to use the word "Cowen" in its name when Cowen ceases to act as the Fund's principal underwriter.


Redemptions

           The right of redemption of shares of the Fund may be suspended or the date of payment postponed (a) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of the Fund's investments or determination of its net asset value not reasonably practicable, or (c) for such other periods as the SEC by order may permit for protection of the Fund's shareholders.



                             MANAGEMENT OF THE FUND

Board of Directors

           The names of the Fund's directors and executive officers, their addresses, principal occupations during the past five years and other affiliations are set forth below. Each Director who is an "interested person" of the Fund, as defined in the Act is indicated by an asterisk. Each of the directors is also a director of one or more other investment companies for which Cowen serves as principal underwriter.


Directors of the Fund

           James H. Carey, Director, age 64. Managing Director of Briarcliff Financial Associates, Inc. (since June, 1991) and former Chief Executive Officer, Director and Treasurer of National Capital Benefits Corporation (since March, 1994). Mr. Carey is also a Director of Airborne Freight Corporation, Jonathan Woodner Company, former Director of NCB Insurance Limited (Bermuda), The Midland Company, The Murray & Isabella Rayburn Foundation, Nantucket Industries, Inc. and the Vice Chairman of U.S. Committee for UNICEF. Prior thereto he was President and Chief Executive Officer, The Berkshire Bank (May 1989 to June 1991). His address is Village View and Canterbury Roads, Manchester Center, VT 05255.
           *Joseph M. Cohen, Chairman and Chief Executive Officer of the Fund, age 59. Principal Executive Officer and since March 1991 Class I Limited Partner of Cowen and Chairman and President of Cowen Incorporated, the sole general partner of Cowen. Prior thereto he was the Managing General Partner of Cowen. Director, Chairman and Chief Executive Officer of the Cowen Mutual Funds. Until December 15, 1992, he was also President of the Fund and the Cowen Mutual Funds.
           Dr. Peter P. Gil, Director, age 74. Director, Arthur D. Little Management Institute Board since 1991 and former Executive Board Member and currently Acting Dean of the Institute; Trustee and Executive Committee Member, Plimoth Plantation, (Plymouth, Mass.); From July 1988 to July 1995, Dr. Gil served in a variety of senior administrative positions at the Sloan School of Management, Massachusetts Institute of Technology, as Director, Management of Technology Program, the Senior Executive Program, External Relations of the School; and Senior Lecturer. Prior to July 1988 he was Associate Dean of the School. His address is 79 Main Street, New Castle, New Hampshire 03854-0651.
           Dr. Martin J. Gruber, Director, age 59. Chairman, Department of Finance and Nomura Professor of Finance, Leonard N. Stern School of Business Administration, New York University. He is also a Trustee of BT Pyramid Mutual Funds, Director of Japan Equity Fund, Inc., and the Taiwan Equity Fund, Inc.; and a trustee of BT Leadership Trust and T.I.A.A. Board. His address is New York University, 44 West 4th Street, New York, New York 10012.

           Burton J. Weiss, Director, age 66.   Self-employed consultant
since March, 1988. His address is 103 Marin Drive, Chapel Hill, North Carolina 27516.


Officers of the Fund Not Noted Above

           Rodd M. Baxter, Secretary. General Counsel of Cowen Asset Management and Director of Cowen. His address is Financial Square, New York, New York 10005.

           Benedict Capaldi, Senior Investment Officer. Senior Portfolio Manager of Cowen Asset Management and Managing Director of Cowen. His address is Financial Square, New York, New York 10005.

           William Church, Vice President and Senior Investment Officer. Class I Limited Partner of Cowen, Managing Director of Cowen Incorporated and Chief Investment Officer of Cowen Asset Management. His address is Financial Square, New York, New York 10005.

           Paul Houk, Investment Officer. Senior Portfolio Manager of Cowen Asset Management. Director of Cowen. His address is Financial Square, New York, NY 10005.

           Creighton H. Peet, Vice President, Treasurer and Senior Investment Officer. Class I Limited Partner of Cowen, Managing Director of Cowen Incorporated. His address is Financial Square, New York, New York 10005.

           William Rechter, Senior Investment Officer and Senior Vice President. Class I Limited Partner of Cowen and Managing Director of Cowen Incorporated. His address is Financial Square, New York, New York 10005.

           David Sarns, President. Chief Administrative Officer and Class I Limited Partner of Cowen and Managing Director of Cowen Incorporated. His address is Financial Square, New York, New York 10005.

           Irwood Schlackman, Controller. Mutual Fund Administrator of Cowen. His address is Financial Square, New York, New York 10005.


Compensation and Holders of Securities

           No officer, director, partner or employee of Cowen or its affiliates will receive any compensation from the Fund for serving as an officer or director of the Fund. Directors who are not officers, directors, partners, stockholders or employees of Cowen or its affiliates receive a fee of $3,000 per annum plus $500 per meeting attended and $375 for each audit committee meeting attended and reimbursement for travel and out-of pocket expenses. For the fiscal years ending November 30, 1995, 1996 and 1997 such fees and expenses totaled $21,995, $22,203 and $25,144, respectively. None of the Fund's directors and officers, either individually or as a group, beneficially owned more than 1% of the Fund's outstanding stock as of the close of business on March 4, 1998. As of March 4, 1998, the following persons owned 5% or more of a class of the Fund's securities: Class B -- Jack Salomone (8%), 3957 Provost Ave., Bronx, NY 10466; Ernest F. Salomone (8%), 3957 Provost Ave., Bronx, NY 10466; Salco LLC (5%), 3957 Provost Ave., Bronx, NY 10466. Class I-- Batrus & Co. (18%), Post Office Box 9005, Mail Stop 2174, Church Street Station, New York, New York 10006; Branch Cabell & Co. 401K (6%), Post Office Box 27602, Richmond, Virginia 23261-7602; Charles Schwab & Co. (12%), 301 Pine St., San Francisco, CA 94104; Guadi & Co. (7%) c/o Bankers Trust Co., PO Box 9005, Church St. Station, New York, NY 10006 Cowen & Co. 401k (43%), Financial Square, New York, NY 10005.

                               COMPENSATION TABLE

Name of             Aggregate       Pension or      Estimated     Annual Total
Person              Compensation    Retirement      Benefits      Compensation
                    From            Benefits        Upon          From
                    Registrant      Accrued as      Retirement    Registrant
                                    Part of Fund                  and Fund
                                    Expenses                      Complex Paid
                                                                  to Directors*

James H. Carey      $5,750          -0-             -0-           $8,750
Peter Gil           $5,750          -0-             -0-           $8,750
Martin J. Gruber    $5,750          -0-             -0-           $8,750
Burton J. Weiss     $5,750          -0-             -0-           $8,750

*There are seven funds included in the complex.


Investment Manager

           Cowen, through Cowen Asset Management, its investment management division, serves as investment manager to the Fund pursuant to an Investment Management Agreement which became effective on the date the Fund commenced investment operations. Cowen, a limited partnership organized under the laws of New York, is controlled by its general partner, Cowen Incorporated. Cowen Incorporated is controlled by Mr. Joseph M. Cohen. The services provided by, and the fees payable by the Fund to Cowen Asset Management under its Investment Management Agreement is described in the Prospectus. From time to time, Cowen, in its sole discretion and as it deems appropriate, may waive a portion or all of the fees payable to it by the Fund. For the fiscal years ended November 30, 1995, 1996 and 1997. Cowen received investment management fees of $379,702, $506,210 and $509,586, respectively.
           From May 9, 1994 through August 31, 1995, Cowen voluntarily reimbursed the Fund's expenses in an amount equal to an annual rate of .20 of 1% through August 31, 1995, .18 of 1% from that date through March 31, 1996 and .14 of 1% through November 30, 1997 of the average daily value of the Fund's net assets.


Shareholder Servicing and Distribution Plan (the "Plan")

           Cowen is paid monthly fees by the Fund in connection with (1) the servicing of shareholder accounts in Class A and Class B shares and (2) providing distribution related services in respect of Class B shares. A monthly service fee, authorized pursuant to the Plan adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), is calculated at the annual rate of .25% of the value of the average daily net assets of the Fund attributable to each of Class A and Class B shares and is used by Cowen to provide compensation for ongoing servicing and/or maintenance of shareholder accounts with the Fund. Compensation is paid by Cowen to persons, including Cowen employees, who respond to inquiries of shareholders of the Fund regarding their ownership of shares of their accounts with the Fund or who provide other similar services not otherwise required to be provided by the Fund's investment adviser, transfer agent or other agent of the Fund.

           In addition, pursuant to the Plan, the Fund pays to Cowen a monthly distribution fee at the annual rate of .75% of the Funds average daily net assets attributable to Class B shares. The distribution fee is used by Cowen to provide (1) initial and ongoing sales compensation to its registered representative or those of other broker-dealers that enter into selected dealer agreements with Cowen in respect of sales of Class B shares; (2) costs of printing and distributing the Fund's Prospectus, Statement of Additional Information and sales literature to prospective investors in Class B shares; (3) costs associated with any advertising relating to Class B shares; and (4) payments to, and expenses of, persons who provide support services in connection with the distribution of Class B shares.

           Payments under the Plan are not tied exclusively to the service and/or distribution expenses actually incurred by Cowen, and the payments may exceed expenses actually incurred by Cowen. The Board of Directors evaluates the appropriateness of the Plan and its payment terms on a continuing basis and in doing so considers all relevant factors, including expenses borne by Cowen and amounts it received under the Plan.

           For the fiscal years ended November 30, 1995, 1996 and 1997, Cowen received $102,414, $125,649 and $132,392, respectively, in servicing fees from Class A shares and $9,341, $21,608 and $34,831 respectively, in servicing and distribution fees from Class B shares.


Custodian and Transfer and Dividend Agent

           Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania,
Kansas City, Missouri 64105, is custodian of the Fund's assets pursuant to a Custody Agreement. Under the Custody Agreement, IFTC (i) maintains a separate account or accounts in the name of the Fund, (ii) holds and transfers portfolio securities on account of the Fund, (iii) receives and disburses money on behalf of the Fund and (iv) collects and receives all income and other payments and distributions on account of the Fund's portfolio securities.
           DST Systems Inc. ("DST"), 210 West 10th Street, Kansas City, Missouri 64105, has agreed to serve as the Fund's transfer and dividend disbursing agent pursuant to a Transfer Agency Agreement, under which DST (i) issues and redeems shares of the Fund, (ii) addresses and mails all communications by the Fund to its shareholders and (iii) maintains shareholder accounts.


Auditors and Counsel

           Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, has been selected as the Fund's independent auditors.

           Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, New York, New York 10022, serves as counsel for the Fund.


                                      TAXES

           Set forth below is a summary of certain general federal income tax considerations which may affect the Funds and their shareholders. As the summary is not intended as a substitute for individual tax planning, investors are urged to consult their own tax advisers with specific reference to their particular federal, state or local tax situations.


Taxation of Shareholders

           The portion of long-term capital gains distributed to individual shareholders that is attributable to the sale of investments that the Fund has held more than 18 months will be eligible for a 20% maximum tax rate. If a shareholder receives a distribution taxable as long-term capital gain, and redeems or exchanges his or her shares of the Fund before he or she has held the shares (without hedging them) for more than six months, any loss on such redemption or exchange up to the amount of the distribution will be treated as long-term capital loss.

           Dividends of investment income from the Fund may qualify for the dividends-received deduction for corporate shareholders only to the extent of the aggregate amount of dividends received by the Fund from United States corporations. The Fund must hold stock for more than 45 days (90 days in the case of certain preferred stock), without hedging its investment in the stock in certain ways, for dividends paid on the stock to be eligible dividends.

           If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

           If a shareholder (a) incurs a sales charge in acquiring Fund shares,
(b) disposes of those shares within ninety days and (c) acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of reinvestment right (i.e., an exchange privilege), the original sales charge increases the shareholder's tax basis in the original shares only to the extent that the otherwise applicable sales charge for the second acquisition is not reduced. The portion of the original shares would be treated as incurred with respect to the second acquisition and, as a general rule, would increase the shareholder's tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within ninety days of the second acquisition.

The provision prevents a shareholder from immediately deducting the sales charge by shifting his investment in a family of mutual funds.

           In general, if a shareholder fails to furnish a correct taxpayer identification number, fails to report dividend and interest income in full, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to withholding, then the shareholder may be subject to 31 percent federal backup withholding tax on dividends, capital gains distribution and the proceeds of redemptions or exchange. An individual's taxpayer identification number is his or her social security number. The backup withholding tax is not an additional tax and may be credited against a shareholder's regular federal income tax liability.


Taxation of Fund Investments

           Gain or loss on the sale of a security will generally be long-term capital gain or loss if the Fund has held the security for more than one year. If a Fund acquires a debt security at a discount, however, the portion of any gain upon its sale or redemption that reflects the accrued market discount will be taxed as ordinary income, rather than capital gain.

           In general, when the Fund writes a covered call option on a security, and either the option expires unexercised or the Fund enters into a closing purchase transaction, the Fund will normally recognize a short-term capital gain or loss (except that any losses on certain covered call stock options will be treated as long-term capital losses). If a call option is exercised, the premium received will be treated as additional proceeds from the sale of the underlying security.

           Although the Fund expects to be relieved of all or substantially all federal and state income or franchise taxes, depending upon the extent of its activities in certain states and localities, that portion of the Fund's income which is treated as earned in any such state or locality could be subject to state or local tax.


                             PERFORMANCE INFORMATION

           From time to time, the Fund may advertise its "average annual total return" for the different Classes over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were invested in shares of the Fund. Figures will be given for recent one, five and ten year periods, or the life of the Fund to the extent it has not been in existence for any such periods, and may be given for other periods as well, such as on a year-by-year basis. When considering "average" total return figures for periods longer than one year, it is important to note that the Fund's annual total return for any one year in the period might have been greater or lesser than the average for the entire period. The Fund may also use "aggregate" total return figures for various periods, representing the cumulative period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions).

Aggregate total returns may be shown by means of schedules, charts, or graphs, and may indicate subtotals of the various components of total return (i.e., change in value of initial investment, income dividends, and capital gains distributions). The performance of the Fund also might be compared to rankings prepared by Lipper Analytical Services, Inc., and Morningstar, Inc. which are widely recognized, independent services that monitor the performance of mutual funds, as well as to various unmanaged indices, such as the Standard & Poor's 500 Composite Stock Price Index. Performance Information may be useful in reviewing the performance of the Fund and in providing a basis for comparison with other investment alternatives. Investors should be aware that, because the performance of the Fund changes in response to fluctuations in interest rates, price fluctuations in securities markets, the Fund's expenses and other factors, a performance quotation should not be considered representative of the Fund's performance for any future period. To the extent any advertisement or sales literature of a Fund describes the expenses or performance of any Class, it will also disclose the information for other Classes. Shareholders may make inquiries regarding the Fund, including current performance quotations, by calling any Cowen account representative.

           The Fund's "average annual total return" will be computed in accordance with the following formula prescribed by the Securities and Exchange
Commission:

                  TOTAL RETURN = P(1+T)n = ERV

Where:            P = a hypothetical initial payment of $1,000.

                        T = average annual total return.

                              n = number of years.

      ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1, 5, or 10 year period at the end of the 1, 5, or 10 year periods (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

Class A Shares/Average Annual Total Return for the periods ended November 30, 1997:

          1 year      =  13.53%
          5 years     =  13.14%
          10 years    =  11.32%
         *Inception   =  11.02%
         *September 19, 1986
Class B Shares/Average Annual Total Return for the periods ended November 30, 1997:

          1 year      =  13.34%
         *Inception   =  16.92%
         *May 17, 1994
Class I Shares/Average Annual Total Return for the periods ended November 30, 1997:

             1 year     =   19.57%
            *Inception  =   18.54%
            *May 9, 1994

            The Class A total return figures calculated in accordance with the above formula assumes that the maximum 4.75% sales load has been deducted from the hypothetical $1,000 initial investment at the time of purchase. The Class B total return figures calculated in accordance with the above formula assumes the deduction of the appropriate contingent deferred sales charge at the end of each period.

            The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. A Fund's net investment income changes in response to fluctuations in interest rates and the expenses of the Fund.



                              FINANCIAL STATEMENTS

The Fund hereby incorporates by reference the financial statements and related notes and the report of Ernst & Young LLP thereon included in the Fund's Annual Report to Shareholders for the period ended November 30, 1997. The Fund will provide copies of the Annual Report to each person who requests a copy of this Statement of Additional Information. The Fund will also furnish copies of the Annual Report, without charge, to any shareholder upon request directed to the Fund, at the address or telephone number given on the cover page of this Statement of Additional Information.